Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition - Acquisition of Intrabases SAS [Member]
$ in Thousands
Jul. 01, 2022 USD ($)
Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition [Line Items]
Net liabilities excluding cash acquired	$ 120
Acquired technology	429
Customer relations	1,145
Deferred tax liabilities	(520)
Goodwill	1,807
Total assets acquired, net of acquired cash	$ 2,981